                                        THE BRAZILIAN EQUITY
                                        FUND, INC.


                                        SEMI-ANNUAL REPORT
                                        SEPTEMBER 30, 1998





                  [PHOTO]

 CONTENTS

Letter to Shareholders.................................................. 1

Portfolio Summary....................................................... 6

Schedule of Investments................................................. 7

Statement of Assets and Liabilities......................................9

Statement of Operations.................................................10

Statement of Changes in Net Assets......................................11

Financial Highlights....................................................12

Notes to Financial Statements...........................................13

Results of Annual Meeting of Shareholders...............................17

Description of InvestLink-SM- Program...................................18

PICTURED ON THE COVER IS A SCENIC VIEW OF RIO DE JANEIRO, BRAZIL.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

                                                                October 29, 1998

DEAR SHAREHOLDER:

I am writing to report on the activities of The Brazilian Equity Fund, Inc. (the "Fund") for the six months ended September 30, 1998.

The Fund successfully completed its initial offering on April 10, 1992 and began operations with a net asset value ("NAV") of $13.79 per share. At September 30, 1998, total net assets were $32,202,530.

According to its charter, the Fund's investment objective is to achieve long-term capital appreciation via investment in equity securities of Brazilian issuers. These securities may be listed on stock exchanges either in Brazil or elsewhere, notably New York.

PERFORMANCE: HURT BY SECTOR ALLOCATIONS, STOCK SELECTION

The Fund's NAV at September 30, 1998 was $4.91 per share, equating to a return based on NAV of -52.1% during the six months ended on that date. By contrast, the Morgan Stanley Capital International Brazil Index (the "Index") fell by 44.3% in the same period.

I attribute the Fund's underperformance of the Index to a combination of unfavorable sector allocations and stock selection:

BANKING. Our approach to the banking sector had the most negative impact on return. We chose not to participate in most of the bank privatizations that took place since March, because we felt that the opportunities were speculative at best. We also underweighted the banks in a period in which they performed well.

PUBLIC SERVICES. The portfolio's lone holding in this category was Companhia de Saneamento Basico do Estado de Sao Paulo ("Sabesp"), the water and sewage operator for much of the state of Sao Paulo. Sabesp shares were hurt by a combination of illiquidity and negative sentiment concerning the company's eventual privatization. The stock also was (and remains) one of the Fund's largest single positions, which exacerbated the effect of its fall on performance.

ELECTRICITY. Among the portfolio's electricity holdings was Companhia Paranaense de Energia ("Copel"), one of Brazil's largest integrated electric utilities and the object of unjustifiably heavy selling activity. Copel shares were especially battered during the summer sell-off because they are listed in New York as well as in Brazil, meaning that global investors were able to sell both types of shares when seeking to reduce their Brazilian exposure. I will discuss Copel in greater detail later in this report.

MERCHANDISING. Our merchandising allocation primarily consists of Companhia Brasileira de Distribuicao Grupo Pao de Acucar ("CBD"), Brazil's largest supermarket operator and one of the highest-quality Brazilian companies of any kind. Like Copel, CBD shares disproportionately suffered from their dual listing in Brazil and New York. We believe the stock was unreasonably punished and continue to view it as one of the Fund's core holdings.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

BRAZILIAN EQUITIES: TAKING IT ON THE CHIN

The eyes of the world turned toward Brazil over the last few months, a period of extraordinary volatility for the stock markets of both developed and developing nations worldwide.

Russia, considered by many to be too big to fail, fell and fell hard, devaluing its currency and defaulting on local-currency debt. The International Monetary Fund (IMF) couldn't save it, losing much credibility in the process. Already agitated by falling share prices around the globe, investors shunned any form of risk and sought to identify the next potential victim of what has now been dubbed the "Asian Contagion".

That's where Brazil came in. Many saw weaknesses in Brazil that might cause its economy to topple, carrying with it those of other Latin American nations with which it has strong business ties. Fortunately for all doing business in the region, Brazil disappointed in this regard.

To be sure, the country took some heavy blows. There was a run on foreign exchange reserves to the tune of $30 billion. The stock market plummeted. Fears of an imminent devaluation of the REAL ran rampant. Interest rates peaked at 50%. But all this and more was not quite enough to push Brazil over the edge.

For these and other reasons, Brazilian equities have suffered mightily this year. The shares of many solid, well-positioned and substantial enterprises have been hammered, as sellers trampled good companies along with the bad in a panic-driven rush to liquidity. As a result, long-term investors with the ability to weather today's economic ups and downs have been presented with some truly outstanding buying opportunities.

THE PORTFOLIO: STRATEGY AND STRUCTURE
TOP 10 HOLDINGS, BY ISSUER*

                                         % OF
     HOLDING    SECTOR                NET ASSETS
     ---------  --------------------  ----------
1.   Telesp     Telecommunications       14.9
2.   Eletrobras Utilities                13.9
3.   Petrobras  Oil & Natural Gas         9.3
4.   Cemig      Electric                  6.4
                Distribution
5.   Copel      Electric Generation       5.8
6.   Sabesp     Utilities                 5.3
7.   CBD        Food & Beverages          4.2
8.   Trafo      Capital Goods             3.3
9.   Brahma     Food & Beverages          3.0
10.  CRT        Telecommunications        2.7

------------------
* Company names are abbreviations of those found in the chart on page 6.
               SECTOR ALLOCATION
                (% of net assets)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  SECTOR ALLOCATION (% OF NET
            ASSETS)
Capital Goods                         3.29%
Consumer Goods                        1.34%
Electric Distribution                 9.06%
Electric Generation                   5.79%
Food & Beverages                     11.67%
Local/Long Distance                   1.15%
Mining                                1.55%
Oil & Natural Gas                    11.08%
Retail                                4.41%
Telecommunications                   17.67%
Textiles                              2.32%
Utilities                            19.40%
Other*                                0.97%
Cash and Other Assets                10.30%

------------------
* Other includes sectors below 1% of net assets.

--------------------------------------------------------------------------------
   2

LETTER TO SHAREHOLDERS

One of the advantages of the closed-end fund structure is that valuable assets do not have to be shed at fire-sale prices in order to meet redemption requirements, as is the case with open-end funds. By the same token, a closed-end fund has greater flexibility to invest in significantly undervalued assets that hold great promise of long-term appreciation. I see the present as an especially propitious time to take the long-term approach in Brazil.

That said, I'm currently positioning the Fund to emphasize state-owned companies that should benefit from improvements in operating efficiencies, if, as expected, they are privatized. In particular, I'm looking at a number of companies in the electricity, telecom, mining and water utility sectors. This strategy is long-term in nature, given the amount of time it takes for these companies to be sold, restructured and become more profitable.

I've also reorganized the Fund's significant exposure to Telecomunicacoes Brasileiras S.A. ("Telebras") via its holding companies. In this vein, I added more shares of Telecomunicacoes de Sao Paulo S.A. ("Telesp"), the largest and most liquid of the Telebras subsidiaries, to the portfolio.

Many consider Telesp the most attractive telecom privatization in the world today. In addition, some observers have projected that, over the next five years, Telesp will become Brazil's dominant provider of telecommunications services.

There is ample justification for such sentiments:

- Telesp generates most of its income within Sao Paulo, Brazil's wealthiest, most densely populated and most economically vibrant state, which accounts for 36% of the country's Gross Domestic Product (GDP).

- Owing to Sao Paulo's population density and high concentration of businesses and wealthy individuals, Telesp customers generate more domestic and long-distance telephone minutes than any other service area in Brazil. This should play heavily in Telesp's favor when it is allowed to enter the long-distance market in 2002.

- Telesp is already the most profitable of the wireline telcos spun off from Telebras, even though one of the others (Tele-Mar) has more lines and greater total revenues.

- Although competition undoubtedly will emerge for Telesp's rich service area, the cost of entry is high. Despite strong demand for telephone services, it is unlikely that outsiders would be able to effectively compete on the fixed-line front, as fixed-line installation is very expensive and Telesp's fixed-line network is firmly established.

- Telesp has proven more than able to quickly upgrade its network and reduce costs, while improving service. Since only 32% of consumers and 68% of businesses in the region have telephone service, this ability should play substantially in its favor.

- Telesp is well-insulated against recession by its substantial back orders for telephone service, a built-in source of demand that should take several years to satisfy.

There are many other potentially lucrative opportunities to be found in the privatization arena as well. Two electric utilities stand out in this regard.

COMPANHIA ENERGETICA DE MINAS GERAIS ("Cemig") is the utility company that provides nearly all of the electricity required in the Brazilian state of Minas Gerais (pronounced MEEnahs zheRAZE). The company already has been partially privatized through the sale of 33% of its voting capital to the U.S.-based Southern Company, thus placing it ahead of the game in establishing partnerships between state-owned enterprises and private companies.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Minas Gerais is Brazil's industrial heartland and its third-largest state in terms of GDP. With a favorable concession area, strong management and solid financials, Cemig is poised to take advantage of expansion opportunities that will result when privatization opens up new markets for its generation and distribution operations. Already, in fact, the state's congress has granted the company the freedom to participate in upcoming privatization opportunities.

COMPANHIA PARANAENSE DE ENERGIA ("Copel") is the government-owned electric company in the Brazilian state of Parana, which is close by the state of Sao Paulo. It is Brazil's second-largest integrated electric utility (i.e., its operations include the generation, transmission and distribution of electricity) and fourth-largest electricity generator in terms of installed capacity.

Parana's favorable location and well-developed infrastructure have encouraged a continuing stream of new companies to locate in the region, many of which--notably in automobiles, chemicals and foods--are heavy users of electricity. To satisfy growing current and anticipated future demand, Copel is investing in a highly attractive generation project, Salto Caxias, which will be capable of generating 1,240 megawatts, when it starts up late in 1998 or early in 1999.

Both Cemig and Copel enjoy markets where there is strong and growing demand for electricity, demand that should serve to fuel their growth for years to come.

I am excited about these investment opportunities and others that will materialize as government-run enterprises are opened up to foreign investment.

OUTLOOK: THE LONG-TERM PICTURE REMAINS FAVORABLE

As I write, there are signs that the worst of the damage to Brazilian equities may be over. President Fernando Henrique Cardoso has been re-elected, an event that has long been considered essential for the enactment of any meaningful economic reforms. It also has begun to look like the IMF will endorse a bailout package far in excess of the $30 billion that had been rumored.

Brazil still faces a raft of challenges, most prominently its large and growing fiscal deficit and wide current account deficit. Many Brazil watchers, in addition, feel that the REAL is overvalued by some 15-20% and should be more competitive with other currencies. Overseas investors, however, evidently believe that most current economic problems can be favorably resolved. Foreign capital continues to flow into the country in anticipation of the continuing privatization of state-owned enterprises like this summer's hugely successful sale of Telebras.

Oddly enough, Brazil may be indirectly aided by the highly unstable global economic environment that took center-stage during the third quarter. The country is seen by most as a firebreak, one standing between the spreading global economic conflagration and those countries that have yet to be consumed by it. Upon Brazil's shoulders rests the economic integrity of all of Latin America. Should it fall, taking with it South and much of Central America, a large-scale sell-off across global markets would likely ensue. In the interests of self-preservation, then, it is improbable that the major economic powers would allow such an event to actually occur.

--------------------------------------------------------------------------------
   4

LETTER TO SHAREHOLDERS

One is left, therefore, with a Brazilian economic order that is cracked, but not broken; and that promises great risk, but equally great rewards for the long-term investor.

In closing, I note that the Fund's cash position was 10.3% at the end of September. I anticipate using these reserves to make future purchases from among the many bargains that have resulted from the panic-driven overselling of numerous solid, fundamentally sound companies.

Sincerely yours,

                [SIG]
/s/ Richard W. Watt
Richard W. Watt
President and Chief Investment Officer*

FROM BEA ASSOCIATES:

 I. We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program which is known as the InvestLink-SM- Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share purchases. The Program is described on pages 18 through 20 of this report.

 II. Many services provided to the Fund and its shareholders by BEA Associates ("BEA") and the Fund's service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Fund operations.

     BEA recognizes the importance of the Year 2000 Issue and is taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Fund's investments or on global markets or economies, generally.

     BEA anticipates that its system will be adapted in time for the year 2000. BEA is seeking assurances that comparable steps are being taken by the Fund's other major service providers. BEA will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

--------------------------------------------------------------------------------
* Richard W. Watt, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since August 15, 1995. He joined BEA Associates on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end fund focusing on smaller Latin American companies. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He also is President, Chief Investment Officer and a Director of The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc., and The Portugal Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE BRAZILIAN EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       AS A PERCENT OF NET ASSETS

                                             9/30/98    3/31/98
Banking                                        0.00%      3.86%
Capital Goods                                  3.29%      2.37%
Consumer Goods                                 1.34%      1.20%
Electric Distribution                          9.06%      3.85%
Electric Generation                            5.79%      8.42%
Food & Beverages                              11.71%      9.17%
Local and/or Long Distance Telephone
Service                                        1.15%     13.38%
Mining                                         1.55%      6.19%
Oil & Natural Gas                             11.08%      8.33%
Retail                                         4.41%      5.39%
Telecommunications                            17.67%     10.61%
Textiles                                       2.32%      5.53%
Utilities                                     19.40%     19.47%
Other                                          0.97%      0.95%
Cash and Other Assets                         10.26%      1.28%

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                       Percent of Net
           Holding                                                                   Sector                Assets
---------------------------------------------------------------------------------------------------------------------
       1.  Telecomunicacoes de Sao Paulo S.A.                                  Telecommunications            14.9
---------------------------------------------------------------------------------------------------------------------
       2.  Centrais Eletricas Brasileiras S.A.                                     Utilities                 13.9
---------------------------------------------------------------------------------------------------------------------
       3.  Petroleo Brasileiro S.A.                                            Oil & Natural Gas              9.3
---------------------------------------------------------------------------------------------------------------------
       4.  Companhia Energetica de Minas Gerais                              Electric Distribution            6.4
---------------------------------------------------------------------------------------------------------------------
       5.  Companhia Paranaense de Energia                                    Electric Generation             5.8
---------------------------------------------------------------------------------------------------------------------
       6.  Companhia de Saneamento Basico do Estado de Sao Paulo                   Utilities                  5.3
---------------------------------------------------------------------------------------------------------------------
       7.  Companhia Brasileira de Distribuicao Grupo Pao de Acucar             Food & Beverages              4.2
---------------------------------------------------------------------------------------------------------------------
       8.  Trafo Equipamentos Electricos S.A.                                    Capital Goods                3.3
---------------------------------------------------------------------------------------------------------------------
       9.  Companhia Cervejaria Brahma                                          Food & Beverages              3.0
---------------------------------------------------------------------------------------------------------------------
      10.  Companhia Riograndense de Telecomunicacoes                          Telecommunications             2.7
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-89.70%
 BUSINESS SERVICES-0.92%
Multibras da Amazonia S.A. PN...........      1,032,000  $   295,989
                                                         -----------
 CAPITAL GOODS-3.29%
Trafo Equipamentos Electricos S.A.
 PN+....................................        884,505    1,059,511
                                                         -----------
 CONSTRUCTION-0.05%
Empresa Nacional de Comercio Redito e
 Participacoes S.A. PN..................     13,728,100       17,371
                                                         -----------
 CONSUMER GOODS-1.34%
Dixie Toga S.A. PN......................      1,768,539      432,643
                                                         -----------
 ELECTRIC DISTRIBUTION-9.06%
Companhia Energetica de Minas Gerais
 PN.....................................     94,948,000    2,066,437
Espirito Santo Centrais Eletricas
 S.A....................................         16,800      850,310
                                                         -----------
                                                           2,916,747
                                                         -----------
 ELECTRIC GENERATION-5.79%
Companhia Paranaense de Energia ADR.....        184,585    1,176,729
Companhia Paranaense de Energia PNB.....    104,593,000      688,199
                                                         -----------
                                                           1,864,928
                                                         -----------
 FOOD & BEVERAGES-11.67%
Bompreco S.A. Supermercados do Nordeste
 PN.....................................         55,000      371,167
Brazil Fast Food Corp., Warrants
 (expiring 9/30/01)+....................        250,000       19,531
Ceval Alimentos S.A. ON+................    378,796,268      706,179
Companhia Brasileira de Distribuicao
 Grupo Pao de Acucar ADR................        102,800    1,342,825
Companhia Cervejaria Brahma PN..........      2,500,000      980,640
Santista Alimentos S.A. ON..............        756,106      338,046
                                                         -----------
                                                           3,758,388
                                                         -----------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 LOCAL AND/OR LONG DISTANCE TELEPHONE SERVICE-1.15%
Telecomunicacoes Brasileiras S.A. ADR
 PN.....................................          5,348  $   369,012
                                                         -----------
 MINING-1.55%
Companhia Vale do Rio Doce ADR..........         26,220      376,073
Companhia Vale do Rio Doce PNA..........          8,226      121,435
                                                         -----------
                                                             497,508
                                                         -----------
 OIL & NATURAL GAS-11.08%
Companhia de Gas de Sao Paulo PN ADR....     21,496,549      565,770
Petroleo Brasileiro S.A. PN.............     29,173,817    3,002,163
                                                         -----------
                                                           3,567,933
                                                         -----------
 RETAIL-4.41%
Globex Utilidades S.A. PN...............             27           66
Lojas Americanas S.A. PN+...............    189,200,000      813,969
Makro Atacadista S.A....................        373,000      185,643
Makro Atacadista S.A. GDR...............         60,000      420,162
                                                         -----------
                                                           1,419,840
                                                         -----------
 TELECOMMUNICATIONS-17.67%
Companhia Riograndense de
 Telecomunicacoes PN....................      2,926,800      881,410
Telecomunicacoes de Sao Paulo S.A. PN...     33,138,929    4,808,213
                                                         -----------
                                                           5,689,623
                                                         -----------
 TEXTILES-2.32%
Companhia de Tecidos Norte de Minas
 S.A....................................        968,606      153,202
Wembley Sociedade Anonima S.A. PN.......    172,000,000      594,880
                                                         -----------
                                                             748,082
                                                         -----------
 UTILITIES-19.40%
Centrais Eletricas Brasileiras S.A.
 PNB....................................    202,921,635    4,484,834

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 UTILITIES (CONTINUED)
Companhia de Saneamento Basico do Estado
 de Sao Paulo ON........................     27,216,000  $ 1,692,032
Companhia Energetica de Brasilia PNB....      5,181,254       67,309
Companhia Paulista de Forca e Luz PN,
 Pro Rata Receipts+.....................         58,776        3,719
                                                         -----------
                                                           6,247,894
                                                         -----------

TOTAL INVESTMENTS-89.70%
 (Cost $52,616,918) (Notes A,D)........................   28,885,469
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-10.30%....................................    3,317,061
                                                         -----------
NET ASSETS-100.00%.....................................  $32,202,530
                                                         -----------
                                                         -----------
---------------------------------------------------------
+          Security is non-income producing.
ADR        American Depositary Receipts.
GDR        Global Depositary Receipts.
ON         Ordinary Shares.
PN         Preferred Shares.
PNA        Preferred Shares, Class A.
PNB        Preferred Shares, Class B.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   8

--------------------------------------------------------------------------------

THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $52,616,918)
 (Note A)...............................  $   28,885,469
Cash (including $210,184 of foreign
 currency with a cost of $210,330) (Note
 A).....................................       3,408,806
Receivables:
  Dividends.............................         430,627
  Investments sold......................         114,180
Prepaid expenses........................           9,944
                                          --------------
Total Assets............................      32,849,026
                                          --------------

 LIABILITIES
Payables:
  Investments purchased.................         319,015
  Investment advisory fee (Note B)......         110,400
  Administration fees (Note B)..........          11,486
  Other accrued expenses................         205,595
                                          --------------
Total Liabilities.......................         646,496
                                          --------------
NET ASSETS (applicable to 6,564,841
 shares of common stock outstanding)
 (Note C)...............................  $   32,202,530
                                          --------------
                                          --------------

NET ASSET VALUE PER SHARE ($32,202,530
  DIVIDED BY 6,564,841).................           $4.91
                                          --------------
                                          --------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 6,564,841 shares issued and outstanding
 (100,000,000 shares authorized)........  $        6,565
Paid-in capital.........................      83,950,125
Undistributed net investment income.....         464,579
Accumulated net realized loss on
 investments and foreign currency
 related transactions...................     (28,480,290)
Net unrealized depreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currency.......................     (23,738,449)
                                          --------------
Net assets applicable to shares
 outstanding............................  $   32,202,530
                                          --------------
                                          --------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998
(UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................  $    1,242,530
  Interest..............................          84,054
  Less: Foreign taxes withheld..........        (155,012)
                                          --------------
  Total Investment Income...............       1,171,572
                                          --------------
Expenses:
  Investment advisory fees (Note B).....         356,229
  Audit and legal fees..................          93,224
  Printing..............................          62,136
  Custodian fees (Note B)...............          60,356
  Accounting fees.......................          38,104
  Administration fees (Note B)..........          31,511
  Directors' fees.......................          22,164
  Transfer agent fees...................          14,640
  Insurance.............................           8,323
  NYSE listing fee......................           8,107
  Other.................................          15,116
  Brazilian taxes (Note A)..............          89,439
                                          --------------
  Total Expenses........................         799,349
  Less: Fee waivers (Note B)............         (92,356)
                                          --------------
    Net Expenses........................         706,993
                                          --------------
  Net Investment Income.................         464,579
                                          --------------

 NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized loss from:
  Investments...........................     (19,770,035)
  Foreign currency related
   transactions.........................        (109,753)
Net change in unrealized depreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currency........     (15,742,554)
                                          --------------
Net realized and unrealized loss on
 investments and foreign currency
 related transactions...................     (35,622,342)
                                          --------------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................  $  (35,157,763)
                                          --------------
                                          --------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   10

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                           For the Six
                                           Months Ended    For the Fiscal
                                          September 30,         Year
                                               1998            Ended
                                           (unaudited)     March 31, 1998
                                          -------------------------------

 DECREASE IN NET ASSETS
Operations:
  Net investment income.................  $     464,579    $      185,926
  Net realized gain/(loss) on
   investments and foreign currency
   related transactions.................    (19,879,788)       18,396,725
  Net change in unrealized depreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currency.............................    (15,742,554)      (36,510,104)
                                          --------------   --------------
    Net decrease in net assets resulting
     from operations....................    (35,157,763)      (17,927,453)
                                          --------------   --------------
Dividends and distributions to
 shareholders:
  Net investment income.................             --          (112,358)
  Net realized gain on investments......             --       (32,263,038)
  In excess of net realized gain on
   investments..........................             --          (251,864)
                                          --------------   --------------
    Total dividends and distributions to
     shareholders.......................             --       (32,627,260)
                                          --------------   --------------
Capital share transactions (Note C):
  Reduction of offering costs charged to
   capital..............................             --            27,901
                                          --------------   --------------
    Total decrease in net assets........    (35,157,763)      (50,526,812)
                                          --------------   --------------

 NET ASSETS
Beginning of period.....................     67,360,293       117,887,105
                                          --------------   --------------
End of period (including undistributed
 net investment income of $464,579 for
 the six months ended September 30,
 1998)..................................  $  32,202,530    $   67,360,293
                                          --------------   --------------
                                          --------------   --------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE BRAZILIAN EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                                       For the
                                                                                                                       Period
                                  For the Six                                                                         April 10,
                                 Months Ended                                                                           1992*
                                 September 30,                  For the Fiscal Years Ended March 31,                   through
                                     1998           ------------------------------------------------------------      March 31,
                                  (unaudited)         1998         1997         1996         1995         1994          1993
                                ------------------------------------------------------------------------------------------------
 PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning of
 period.......................          $10.26        $17.96       $14.18       $13.02       $20.80       $11.83         $13.79**
                                ---------------     --------     --------     --------     --------     --------     -----------
Net investment
 income/(loss)................            0.07          0.03         0.10+        0.06        (0.12)       (0.04)          0.06
Net realized and unrealized
 gain/(loss) on investments
 and foreign currency related
 transactions.................           (5.42)        (2.76)        5.69+        3.32++      (3.80)        9.09          (1.99)
                                ---------------     --------     --------     --------     --------     --------     -----------
Net increase/(decrease) in net
 assets resulting from
 operations...................           (5.35)        (2.73)        5.79         3.38        (3.92)        9.05          (1.93)
                                ---------------     --------     --------     --------     --------     --------     -----------
Dividends and distributions to
 shareholders:
  Net investment income.......              --         (0.02)       (0.02)          --           --        (0.08)         (0.03)
  In excess of net investment
   income.....................              --            --           --           --        (0.03)          --             --
  Net realized gains on
   investments................              --         (4.91)          --        (2.22)       (3.83)          --             --
  In excess of net realized
   gain on investments........              --         (0.04)          --           --           --           --             --
                                ---------------     --------     --------     --------     --------     --------     -----------
Total dividends and
 distributions to
 shareholders.................              --         (4.97)       (0.02)       (2.22)       (3.86)       (0.08)         (0.03)
                                ---------------     --------     --------     --------     --------     --------     -----------
Dilution due to capital share
 rights offering..............              --            --        (1.99)          --           --           --             --
                                ---------------     --------     --------     --------     --------     --------     -----------
Net asset value, end of
 period.......................           $4.91        $10.26       $17.96       $14.18       $13.02       $20.80         $11.83
                                ---------------     --------     --------     --------     --------     --------     -----------
                                ---------------     --------     --------     --------     --------     --------     -----------
Market value, end of period...           $4.00        $8.375       $14.50      $13.875       $14.75       $19.00         $11.25
                                ---------------     --------     --------     --------     --------     --------     -----------
                                ---------------     --------     --------     --------     --------     --------     -----------
Total investment return(a)....          (52.24)%       (5.55)%       4.67%(b)     8.85%       (6.79)%      69.55%        (19.16)%
                                ---------------     --------     --------     --------     --------     --------     -----------
                                ---------------     --------     --------     --------     --------     --------     -----------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted).....................         $32,203       $67,360     $117,887      $65,696      $60,156      $95,820        $54,493
Ratio of expenses to average
 net assets, net of fee
 waivers#.....................            2.67%(c)      2.07%        1.76%        1.76%        1.86%        2.05%          2.45%(c)
Ratio of expenses to average
 net assets, excluding fee
 waivers......................            3.02%(c)      2.42%        2.11%        2.11%        2.13%        2.05%          2.45%(c)
Ratio of expenses to average
 net assets, net of fee
 waivers and excluding
 taxes........................            2.33%(c)      1.72%        1.69%        1.76%        1.73%        2.02%          2.45%(c)
Ratio of net investment
 income/(loss) to average net
 assets.......................            1.76%(c)      0.17%        0.39%        0.39%       (0.62)%      (0.28)%         0.61%(c)
Portfolio turnover rate.......              65%          123%          74%          55%          69%          73%            50%

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.16 per share.
+ Based on average shares outstanding from April 1, 1996 through August 16, 1996, the pricing date of the rights offering, and from August 17, 1996 through March 31, 1997.
++ Includes a $0.01 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in 1996.
#    Ratios shown are inclusive of Brazilian transaction taxes, if any.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b) Assumes shareholder did not participate in the rights offering. The total investment return would have been 10.19% assuming the shareholder did participate in the rights offering.
(c)  Annualized.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------

THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Brazilian Equity Fund, Inc. (the "Fund") was incorporated in Maryland on February 10, 1992 and commenced investment operations on April 10, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the closing price quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At September 30, 1998, the interest rate was 4.80% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. federal income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

For U.S. federal income tax purposes, realized foreign currency losses and net realized capital losses from investments incurred after October 31, 1997, within the Fund's prior fiscal year, are deemed to arise on the first day of the current fiscal year. The Fund incurred and elected to defer such losses of $220,687 and $7,266,646, respectively.

No Brazilian income tax is imposed on capital gains. Effective January 23, 1997, Brazil has imposed a 0.20% CONTRIBUCAO SOBRE MOVIMENTACAO FINANCIERA ("CPMF") tax that applies to most debit transactions carried out by financial institutions. There is no withholding tax on dividend income except for dividends paid from a company's pre-1996 profits which are taxed at 15%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Brazilian securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A significant proportion of the aggregate market value of equity securities listed on the Brazilian Exchanges are held by a small number of investors and are not publicly traded. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

--------------------------------------------------------------------------------
   14

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

Investments in Brazil may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Brazilian governmental supervision and regulation of its securities markets.

NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.35% of the first $100 million of the Fund's average weekly net assets and 1.05% of the Fund's average weekly net assets in excess of $100 million. BEA has agreed to waive its portion of the advisory fee previously payable to former sub-advisers, equal to an annual rate of 0.35% of the Fund's average weekly net assets. For the six months ended September 30, 1998, BEA earned $356,229 for advisory services, of which BEA waived $92,356. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund. For the six months ended September 30, 1998, BEA was reimbursed $5,124 for administrative services rendered to the Fund.

BankBoston, N.A., Sao Paulo ("BB") serves as the Fund's Brazilian administrator. BB is paid for its services, out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on an annual rate of 0.12% of the average month-end assets of the Fund held in Brazil. For the six months ended September 30, 1998, BB earned $27,527 for administrative services.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the six months ended September 30, 1998, BSFM earned $26,387 for administrative services.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 6,564,841 shares outstanding at September 30, 1998, BEA owned 7,169 shares.

During the fiscal year ended March 31, 1997, the Fund issued 1,930,835 shares in connection with a rights offering of the Fund's shares. Shareholders of record on July 17, 1996 were issued one nontransferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held at a subscription price of $11.09 per share. Shareholders who fully exercised all the rights issued to them in the primary subscription were allowed to purchase additional shares at the same price under an overallotment agreement. Offering costs of $368,349 for expenses attributable to the rights offering were charged to additional paid-in-capital. In addition, the Fund incurred $776,220 in dealer manager and solicitation fees that were netted against the proceeds of the subscription.

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at September 30, 1998 was $53,809,536. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currency) of $24,924,067, was composed of gross appreciation of $405,107 for those investments having an excess of value over cost and gross depreciation of $25,329,174 for those investments having an excess of cost over value.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

For the six months ended September 30, 1998, purchases and sales of securities, other than short-term obligations, were $31,482,051 and $33,588,515, respectively.

NOTE E. CREDIT AGREEMENT

The Fund, along with 18 other U.S. registered management investment companies for which BEA serves as investment adviser, has a credit agreement with BankBoston, N.A. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 19 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement for the six months ended September 30, 1998.

NOTE F. CONTINGENCIES

Currently, the Fund is a nominal defendant in a shareholder derivative and purported class action which alleges violations of the Federal securities laws and breach of fiduciary duty by the Fund's directors and investment adviser in connection with the Fund's July 1996 rights offering. The costs of defending the directors in this matter are being advanced by the Fund pursuant to rights of indemnity set forth in the Fund's charter documents and are reflected in the Fund's operating expenses. The investment adviser may be entitled to similar advancement of expenses and rights of indemnity. Management believes that neither the outcome of this litigation nor the Fund's related indemnification obligations will have a material adverse effect on the financial position or future operating results of the Fund, although there can be no assurance to that effect.

NOTE G. SUBSEQUENT EVENT

SHARE REPURCHASE PROGRAM: On October 21, 1998, the Fund announced that its Board of Directors have authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares recently have been trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. The repurchase program will be subject to review by the Directors of the Fund.

--------------------------------------------------------------------------------
   16

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On July 22, 1998, the annual meeting of shareholders of The Brazilian Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect four directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                   FOR     WITHHELD   NON-VOTES
------------------------------  ---------  ---------  ---------
Enrique R. Arzac                4,809,533    447,677  1,307,631
Richard J. Herring*             4,847,177    410,033  1,307,631
George W. Landau                4,809,916    447,294  1,307,631
Robert J. McGuire*              4,845,954    411,256  1,307,631

*Such directors were elected by the Board of Directors of the Fund on May 12, 1998. The election of Mr. Herring and Mr. McGuire was submitted to the Fund's shareholders for their ratification at the annual meeting of shareholders.

Subsequent to the shareholder meeting on July 22, 1998, Mr. Herring resigned and Miklos A. Vasarhelyi was elected by the Board of Directors to fill the vacancy.

In addition to the directors re-elected at the meeting, James J. Cattano, Peter
A. Gordon, Martin M. Torino and Richard W. Watt continue to serve as directors of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP (formerly Coopers & Lybrand L.L.P.) as independent public accountants for the fiscal year ending March 31, 1999.

            FOR      AGAINST    ABSTAIN   NON-VOTES
         ---------  ---------  ---------  ---------
         5,048,082    132,039     77,089  1,307,631

(3) To terminate the investment advisory agreement with BEA Associates and to have the Board of Directors of the Fund consider soliciting competitive proposals for a new investment advisor.

            FOR      AGAINST    ABSTAIN   NON-VOTES
         ---------  ---------  ---------  ---------
           856,107    930,723    109,137  4,668,874

The proposal failed to receive the necessary votes to be implemented.

--------------------------------------------------------------------------------

DESCRIPTION OF INVESTLINK* PROGRAM

The InvestLink Program is sponsored and administered by BankBoston, N.A., not by The Brazilian Equity Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston, N.A., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant

--------------------------------------------------------------------------------
   18
will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert anyfractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional Shares) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

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DESCRIPTION OF INVESTLINK* PROGRAM  (CONTINUED)

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3306; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: BankBoston, N.A., InvestLink-SM- Program, P.O. Box 1681, Boston, MA 02105-1681.

---------------------------------------------
*InvestLink-SM- is a service mark of Boston EquiServe Limited Partnership.

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   20

SUMMARY OF GENERAL INFORMATION

The Fund--The Brazilian Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Brazilian equity securities. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of September 30, 1998, BEA managed approximately $35.2 billion in assets.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "BrazilEF" and THE WALL STREET JOURNAL (daily) and BARRON'S (each Monday) under the designation "BrazEqtyFd". The Fund's New York Stock Exchange trading symbol is BZL. Weekly comparative net asset value (NAV) and market price information about The Brazilian Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE BEA GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.beafunds.com.

CLOSED-END FUNDS
SINGLE COUNTRY
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)

FIXED INCOME
BEA Income Fund, Inc. (FBF)
BEA Strategic Global Income Fund, Inc. (FBI)

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
DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac            Director

James J. Cattano                Director

Peter A. Gordon                 Director

George W. Landau                Director

Robert J. McGuire               Director

Martin M. Torino                Director

Miklos A. Vasarhelyi            Director

William W. Priest, Jr.          Chairman of the Board of Directors

Richard W. Watt                 Director, President and Chief Investment Officer

Emily Alejos                    Investment Officer

Michael A. Pignataro            Chief Financial Officer and Secretary

Hal Liebes                      Senior Vice President

Rocco A. Del Guercio            Vice President

INVESTMENT ADVISER

BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019-6099

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The
financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus,
circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in
this report.                                                              [LOGO]

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                                                                   3910-SAR-9/98